EXHIBIT 10.26(A)



                                                            [EXECUTION COPY]


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

           THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 14, 2003 (this "Amendment"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), certain subsidiaries of the Borrower listed on the signature pages hereof as Guarantors (the "Guarantors", and together with the Borrower, the "Grantors"), the financial institutions listed on the signature pages hereof as Lenders (the "Lenders"), the financial institutions listed on the signature pages hereof as Issuers (the "Issuers") and CITICORP USA, INC., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

           WHEREAS, the Borrower, the Guarantors, the Lenders, the Issuers and the Administrative Agent have heretofore entered into that certain Secured Super-Priority Debtor-In-Possession Revolving Credit Agreement, dated as of January 9, 2003 (the "Credit Agreement"); and

           WHEREAS, the Borrower, the Guarantors, the Lenders, the Issuers and the Administrative Agent now desire to amend the Credit Agreement in order to
(i) extend the maturity date of the Credit Agreement and (ii) revise the minimum EBITDA to be maintained by the Borrower on the last day of certain Fiscal Quarters;

           NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           SECTION 1. DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

           SECTION 2. AMENDMENT.

           (a) Amendment to Definition of "Scheduled Termination Date". Section
1.1 of the Credit Agreement is hereby amended by amending the definition of "Scheduled Termination Date" to read in its entirety as follows:

           "Scheduled Termination Date" means December 31, 2003.

           (b) Amendment to Minimum Required EBITDA Covenant. The table set forth in Section 5.3 of the Credit Agreement is hereby deleted in its entirely and replaced with the following table:

----------------------------------------- -------------------------------
         FISCAL QUARTER ENDING                    MINIMUM EBITDA
----------------------------------------- -------------------------------
March 29, 2003                                     $ 7,000,000
----------------------------------------- -------------------------------
June 28, 2003                                      $ 9,000,000
----------------------------------------- -------------------------------

----------------------------------------- -------------------------------
         FISCAL QUARTER ENDING                    MINIMUM EBITDA
----------------------------------------- -------------------------------
September 27, 2003                                 $23,466,000
----------------------------------------- -------------------------------
December 27, 2003                                  $26,305,000
----------------------------------------- -------------------------------
March 27, 2004                                     $28,820,000
----------------------------------------- -------------------------------
June 26, 2004                                      $30,152,000
----------------------------------------- -------------------------------
September 25, 2004                                 $33,614,000
----------------------------------------- -------------------------------
January 1, 2005                                    $34,570,000
----------------------------------------- -------------------------------
April 2, 2005                                      $37,883,000
----------------------------------------- -------------------------------
July 2, 2005                                       $39,552,000
----------------------------------------- -------------------------------
October 1, 2005                                    $43,026,000
----------------------------------------- -------------------------------
December 31, 2005                                  $45,351,000
----------------------------------------- -------------------------------


           SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3.

           (a) Execution and Delivery. Section 2(a) of this Amendment shall become effective once this Amendment shall have been signed by, and counterparts hereof shall have been delivered to the Administrative Agent (by hand delivery, mail or telecopy) by, the Borrower, each Guarantor and each Lender. Section 2(b) of this Amendment shall become effective once this Amendment shall have been signed by, and counterparts hereof shall have been delivered to the Administrative Agent (by hand delivery, mail or telecopy) by, the Borrower, each Guarantor and the Requisite Lenders.

           (b) Bankruptcy Court Approval. This Amendment shall have been approved by the Bankruptcy Court in the Cases pursuant to an order in form and substance satisfactory to the Administrative Agent and its counsel and on notice satisfactory to them, and the Administrative Agent shall have received a copy of that order entered by the Bankruptcy Court.

           SECTION 4. REPRESENTATIONS AND WARRANTIES.

           The Borrower and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

           (a) Power and Authority. The execution, delivery and performance by each Grantor of this Amendment and the consummation of the transactions contemplated hereby are within such Grantor's corporate, limited liability company, partnership or other powers.

           (b) Due Authorization; Non-Contravention. The execution, delivery and performance by each Grantor of this Amendment and the consummation of the transactions contemplated hereby:

               (i) have been duly authorized by all necessary corporate or other action, including the consent of shareholders where required;

               (ii) do not and will not (A) contravene any provision of such Grantor's or any of its Subsidiaries' respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Grantor, including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Grantor, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any post-petition Contractual Obligation of such Grantor or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of such Grantor or any of its Subsidiaries; and

               (iii) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person other than those which have been or will be, on or prior to the date hereof, obtained or made, copies of which will have been or will be delivered to the Administrative Agent, and each of which on the date hereof will be in full force and effect.

           (c) Execution and Delivery. This Amendment has been duly executed and delivered by each Grantor and is the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms.

           (d) Accuracy of Representations and Warranties; No Defaults or Events of Default. After giving effect to this Amendment:

               (i) the representations and warranties set forth in each Loan Document will be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); and

(ii) no Default or Event or Default has occurred and is continuing.

           SECTION 5. MISCELLANEOUS PROVISIONS.

           (a) Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be a Loan Document. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

           (b) Consent of Guarantors; Ratification and Reaffirmation of Guaranty. Each Guarantor hereby (i) consents to this Amendment, (ii) acknowledges that its obligations under the Guaranty are not impaired or affected and that the Guaranty remains in full force and effect and (iii) ratifies and reaffirms its obligations under the Guaranty.

           (c) Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with or arising out of the negotiation, preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel).

           (d) Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent and at the cost and expense of the Borrower, the Borrower will promptly execute, acknowledge and/or deliver all such further instruments and agreements and take such further actions as may be reasonably necessary or appropriate to more fully implement the purposes of this Amendment.

           (e) Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           (f) Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page to this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart to this Agreement.

           (g) No Other Consents, Amendments or Waivers. Except for the amendments and consents expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

           (h) Governing Law; Entire Agreement. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law, and, to the extent applicable, the Bankruptcy Code. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supercedes any prior agreements, written or oral, with respect thereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]



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
                     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         Borrower

                                         KASPER A.S.L., LTD.


                                         By: /s/ Joseph B. Parsons
                                            ------------------------------------
                                            Name:  Joseph B. Parsons
                                            Title: Executive Vice President
                                                   Chief Financial Officer and
                                                   Treasurer

                                         Guarantors

                                         A.S.L. RETAIL OUTLETS, INC.
                                         ASL/K LICENSING CORP.
                                         KASPER HOLDINGS INC.
                                         AKC ACQUISITION, LTD.


                                         By: /s/ Joseph B. Parsons
                                            ------------------------------------
                                            Name:  Joseph B. Parsons
                                            Title: Executive Vice President and
                                                   Treasurer


                                         LION LICENSING, LTD.


                                         By: /s/ Gordon W. Stewart
                                            ------------------------------------
                                            Name:  Gordon W. Stewart
                                            Title: President

                                         Administrative Agent

                                         CITICORP USA, INC.


                                         By: /s/ Brenda Cotsen
                                            ------------------------------------
                                            Name:  Brenda Cotsen
                                            Title: Director and Vice President



                                         Issuers
                                         CITIBANK, N.A.

                                          By: /s/ Brenda Cotsen
                                             -----------------------------------
                                             Name: Brenda Cotsen
                                             Title: Director and Vice President


                                         Lenders

                                         CITICORP USA, INC.


                                         By: /s/ Brenda Cotsen
                                            ------------------------------------
                                            Name:  Brenda Cotsen
                                            Title: Director and Vice President

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                         By: /s/ Bradley J. Stanza
                                            ------------------------------------
                                            Name:  Bradley J. Stanza
                                            Title: Assistant Vice President

                                         FOOTHILL CAPITAL CORPORATION


                                         By: /s/ Andrew T. Furlong
                                            ------------------------------------
                                            Name:  Andrew T. Furlong
                                            Title: Vice President

                                         GMAC BUSINESS CREDIT LLC


                                         By: /s/ David M. Duffy
                                            ------------------------------------
                                            Name:  David M. Duffy
                                            Title: Senior Vice President